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                           P R O M I S S O R Y  N O T E

$400,000.00 (USD)                                        DUE: February 28, 2007
                           Vancouver, British Columbia

                            Dated: November 01, 2006

FOR VALUE RECEIVED, QUANTUM ENERGY, INC. (hereinafter referred to as the "Borrower"), of 1880 - 1066 West Hastings Street, Vancouver, British Columbia, HEREBY PROMISES TO PAY to the order of NITRO PETROLEUM INCORPORATED (hereinafter referred to as the "Lender"), of #29 - 3800 Pinnacle Way, Gallaghers Canyon,
Kelowna, British Columbia, the principal sum of Four Hundred Thousand ($400,000.00) Dollars of lawful money of the United States together with interest at ten (10 %) percent per annum calculated monthly, not in advance, after as well as before maturity or default, on the amount of principal from time to time remaining unpaid.

1. The Borrowers will repay the principal sum outstanding on February 28, 2007 together with interest accruing thereon at the aforesaid rate, at the offices of the Lender;

2. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus; and

3. Default in the payment of principal or interest required by the Lender at the sole option of the holder of this Note, renders the entire unpaid balance of principal and accrued interest immediately due and payable.



THE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.

THE CORPORATE SEAL OF                                )
QUANTUM ENERGY, INC.                                 )
was affixed hereto in the presence of:               )
                                                     )
/s/ Ted Kozub                                        )                 c/s
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Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )

THE CORPORATE SEAL OF                                )
NITRO PETROLEUM                                      )
INCORPORATED was affixed hereto                      )
in the presence of:                                  )
                                                     )
/s/ Ted Kozub                                        )                 c/s
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Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )